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                                      Rule 497(e) File Nos. 2-90518 and 811-4006

                        Supplement dated May 17, 1999
                                      to
                         Prospectus dated May 3, 1999
                                     for
                       CitiFunds(SM) Balanced Portfolio

Beginning May 17, 1999, Citibank, N.A., the Fund's investment adviser, will delegate the daily management of the equity portion of the Fund to SSBC Fund Management, Inc. (SSBC). SSBC, an affiliate of Citibank, is an indirect wholly-owned subsidiary of Citigroup Inc. SSBC's address is 388 Greenwich Street, New York, New York 10013. Citibank will continue to be responsible for determining the percentages of the Fund's assets invested in stocks and bonds, and for the daily management of fixed income securities. Citibank also will monitor and supervise SSBC and may terminate SSBC's services as subadviser at any time.

In managing the Fund's stocks, SSBC uses a value-oriented approach similar to Citibank's value style described in the Prospectus. The success of the Fund's investment strategy depends largely on SSBC's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects.

SSBC's fees for managing the equity portion of the Fund are deducted from the investment advisory fee payable to Citibank. For the fiscal year ended December 31, 1998, Citibank's investment advisory fee was a total of 0.40% of the Fund's average daily net assets.

Frances A. Root is the portfolio manager of the equity portion of the Fund. Ms. Root is a Managing Director and a Senior Equity Portfolio Manager of SSBC. She joined Smith Barney Capital Management in 1992 as a Vice President and Equity Portfolio Manager and in 1994 became a Managing Director of SSBC and a Senior Equity Portfolio Manager. Formerly, she was with Shearson Lehman Advisors as a Vice President and Portfolio Manager for seven years and prior to that, with E.F. Hutton & Company, Inc.

                                      Rule 497(e) File Nos. 2-90518 and 811-4006

                        Supplement dated May 17, 1999
                                      to
            Statement of Additional Information dated May 3, 1999
                                     for
                       CitiFunds(SM) Balanced Portfolio

Beginning May 17, 1999, Citibank, N.A., the Fund's investment adviser, will delegate the daily management of the equity portion of the Fund to SSBC Fund Management, Inc. (SSBC).

Balanced Portfolio, the underlying mutual fund in which the Fund invests, has entered into a Submanagement Agreement with SSBC. Under the Submanagement Agreement, it is SSBC's responsibility to make the day-to-day investment decisions for assets of the Portfolio allocated to it, and to place the purchase and sales orders for securities transactions concerning those assets, subject in all cases to the general supervision of Citibank. SSBC furnishes at its own expense all services, facilities and personnel necessary in connection with managing the assets of the Portfolio allocated to it and effecting securities transactions concerning those assets.

The Submanagement Agreement will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of Balanced Portfolio or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of Balanced Portfolio who are not parties to the Submanagement Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Submanagement Agreement. Notwithstanding the foregoing, the Submanagement Agreement will automatically terminate 120 days after its date if at such time it has not been approved by "vote of a majority of the outstanding voting securities" of the Portfolio.

The Submanagement Agreement provides that SSBC may render services to others. The Submanagement Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by Balanced Portfolio, when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or by a vote of a majority of the Board of Trustees of Balanced Portfolio, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Submanagement Agreement may be terminated by SSBC on not less than 90 days' written notice. Upon termination of the Submanagement Agreement, Citibank will maintain responsibility for managing those assets formerly managed by SSBC. The Submanagement Agreement provides that neither SSBC nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Submanagement Agreement.

SSBC's compensation is payable by Balanced Portfolio from the assets of the Portfolio and is deducted from the fee payable to Citibank. The Portfolio pays SSBC the following fees, which are accrued daily and payable monthly and are at the annual rates equal to the percentages specified below of the aggregate assets of the Portfolio allocated to SSBC:

                0.65% on first $10 million
                0.50% on next $10 million
                0.40% on next $10 million
                0.30% on assets in excess of $30 million